                               SALOMON BROTHERS

                             OPPORTUNITY FUND INC




                                  Prospectus

                               January 2, 1996

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                             A No-Load Mutual Fund
                 7 World Trade Center, New York, New York 10048
                        (800) 725-6666 or (212) 783-1301

Salomon Brothers Opportunity Fund Inc (the "Fund") is an open-end, no-load, non-diversified investment company. The Fund seeks to achieve above average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. The Fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. There can be no assurance that the Fund's objectives will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. This Prospectus should be read and retained for ready reference to information about the Fund. A Statement of Ad-ditional Information dated January 2, 1996, containing additional information about the Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

                               TABLE OF CONTENTS

Summary                                 2
The Fund's Expenses                     3
Financial Highlights                    4
The Fund's Performance                  4
Investment Objectives                   6
Investment Policies                     6
Limiting Investment Risks               8
Management                              9

Determination of Net Asset Value        9
Purchase of Shares                     10
Redemption of Shares                   11
Dividends, Distributions and Income
 Taxes                                 13
Shareholder Services                   15
Exchange Privilege                     15
Account Services                       16
Capital Stock                          16


           SALOMON BROTHERS ASSET MANAGEMENT INC--INVESTMENT MANAGER

                       SALOMON BROTHERS INC--DISTRIBUTOR

                                JANUARY 2, 1996

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

THE FUND

Salomon Brothers Opportunity Fund Inc, formerly Lehman Opportunity Fund, Inc. (the "Fund"), an open-end, no-load, non-diversified investment company, was in-corporated in Maryland on October 13, 1978.

INVESTMENT OBJECTIVES

The Fund's primary objective is to achieve above average long-term capital ap-preciation. Current income is a secondary objective.

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ("SBAM") is the Fund's investment manag-er. SBAM is also the investment manager to other investment companies and nu-merous individuals and institutions. The Fund pays SBAM an annual management fee of 1% of the Fund's average daily net assets.

PURCHASE OF SHARES

Shares may be purchased at net asset value without a sales charge (i) through First Data Investor Services Group, Inc., a subsidiary of First Data Corporation ("FDISG"), the Fund's transfer agent, (ii) through Salomon Brothers Inc ("Salomon Brothers"), the Fund's distributor, or (iii) from a selected dealer. The minimum initial investment is $1,000. Additional investments require a minimum of $100. Investments for retirement plans are subject to a $250 minimum initial investment requirement. See "Purchase of Shares".

SALE OF SHARES

The Fund redeems shares at net asset value. There is no redemption fee. See "Redemption of Shares".

DIVIDENDS

The Fund intends to distribute annually substantially all of its net investment income and capital gains, which will be reinvested in additional shares of the Fund unless a shareholder requests otherwise. See "Dividends, Distributions and Income Taxes".

CERTAIN FACTORS TO BE CONSIDERED

The Fund may employ the speculative investment techniques of leveraging and in-vesting in restricted securities and other securities of limited marketability. Such techniques may subject the Fund to certain risks. Among other factors to be considered by an investor are the non-diversified character of the Fund and the right to invest in foreign securities. See "Investment Policies".

THE FUND'S EXPENSES

The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based upon the Fund's actual operating expenses for its most recent fiscal year which are calculated as a percentage of average daily net assets. These are the only fund related expenses that an investor bears.

Management fees                1.00%
Other expenses                  .18%
Total Fund operating expenses  1.18%

"Management fees" in the above table represents investment advisory fees paid to SBAM. The nature of SBAM's services is described under "Management". Pursu-ant to a Sub-Administration Agreement, SBAM remits a portion of its management fee (equal to .08% of the Fund's average daily net assets) to FDISG.

"Other expenses" in the above table includes fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE: The following example demonstrates the projected dollar amount of to-tal cumulative expenses that would be incurred over various periods with re-spect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the pre-ceding table and are also based upon the following assumptions:

A shareholder would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

 After  1 year     $ 12

 After  3 years     $ 37

 After  5 years     $ 65

 After 10 years     $143

This example should not be considered a representation of past or future ex-penses and actual expenses may be greater or less than those shown. Moreover, while this example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS

The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements of the Fund contained in the Statement of Additional Information. The financial statements and financial highlights of the Fund for each of the ten years in the period ended August 31, 1995 have been audited by Price Waterhouse LLP, whose unqualified report thereon is included in the Statement of Additional Information.

                                                           YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990+      1989     1988       1987       1986
                          --------  --------  --------  --------  --------   --------  --------  -------   --------   --------
Per Share Operating
Performance:
Net asset value,
beginning                   $31.47    $31.91    $27.64    $25.16    $21.06     $28.37    $23.39   $29.53     $27.87     $23.73
of year.................    ------    ------    ------    ------    ------     ------    ------   ------     ------     ------
Net investment income...       .45       .42       .57       .36       .54        .60       .81*     .56        .54        .53
Net gains (or losses) on
securities (both
realized                      5.68      1.48      4.85      2.79      4.205     (6.20)     6.29    (3.00)      4.49       5.48
and unrealized).........    ------    ------    ------    ------    ------    -------    ------  -------     ------     ------
Total from investment         6.13      1.90      5.42      3.15      4.745     (5.60)     7.10    (2.44)      5.03       6.01
operations..............    ------    ------    ------    ------    ------    -------    ------  -------     ------     ------
Less dividends and
distributions:
Dividends from net
investment income.......      (.37)     (.64)    (.345)     (.50)     (.63)      (.82)     (.54)    (.755)     (.585)     (.475)
Distributions from net
realized gain on             (1.48)    (1.70)    (.805)     (.17)     (.015)     (.89)    (1.58)   (2.945)    (2.785)    (1.395)
investments.............   -------   -------   -------    ------    ------     ------   -------  -------    -------    -------
Total dividends and          (1.85)    (2.34)    (1.15)     (.67)     (.645)    (1.71)    (2.12)   (3.70)     (3.37)     (1.87)
distributions...........   -------   -------   -------    ------    ------    -------   -------  -------    -------    -------
Net asset value, end of     $35.75    $31.47    $31.91    $27.64    $25.16     $21.06    $28.37   $23.39     $29.53     $27.87
year....................    ======    ======    ======    ======    ======     ======    ======   ======     ======     ======
Total investment return
based on net asset value
per share...............    +21.1%     +6.4%    +20.2%    +12.9%   + 23.2%   -- 20.6%    +32.9%  -- 6.1%     +21.2%     +26.9%
Ratios/Supplemental
Data:
Net assets end of period
(thousands).............  $131,237  $118,755  $116,607  $101,679  $102,916    $90,049  $119,250  $92,608   $113,579   $110,151
Ratio of expenses to
average net assets......     1.18%     1.22%     1.23%     1.25%     1.30%      1.26%     1.19%    1.20%      1.16%      1.16%
Ratio of net investment
income to average net
assets..................     1.39%     1.29%     1.86%     1.28%     2.31%      2.38%     3.20%    2.29%      1.92%      2.44%
Portfolio turnover rate.        8%       13%       10%       11%       11%        13%       15%      29%        25%        28%

--------
* Includes $.27 per share of special dividends received in connection with cor-porate actions on certain portfolio companies.
+ Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the Leh-man Management Company division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

THE FUND'S PERFORMANCE

TOTAL RETURN

From time to time, the Fund may advertise its "average annual total return" over various periods of time. Such total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures re-flect changes in the price of the Fund's shares and assume that any income div-idends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for the most cur-rent one, five and ten-year periods and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return fig-ures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specified period (again reflecting changes in Fund share prices and assum-ing reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial in-vestment, income dividends, and capital gains distributions).

The Fund's average annual total return was as follows for the fiscal periods ending August 31:

  1 year+ 21.10%
  5 years+ 16.58%
 10 years+ 12.61%

Furthermore, in reports or other communications to shareholders or in advertis-ing material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services which monitor the performance of mutual funds, other industry or financial publications or financial indices such as the Stan-dard & Poor's 500 Stock Index. It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the method used to determine the Fund's performance. The Fund's An-nual Report dated August 31, 1995 containing performance information is avail-able without charge and can be obtained by writing or calling the Fund at the address or telephone number printed on the front cover.

Investment results for each of the Fund's fiscal years and its cumulative in-vestment results are shown in the table below.

                                          ANNUAL              CUMULATIVE
                                   --------------------- ---------------------
                                     SALOMON BROTHERS      SALOMON BROTHERS
                                   OPPORTUNITY FUND INC  OPPORTUNITY FUND INC
                                   --------------------- ---------------------
                                   CAPITAL GAINS  TOTAL  CAPITAL GAINS  TOTAL
  YEAR ENDED AUGUST 31              REINVESTED   RETURN+  REINVESTED   RETURN+
  --------------------              ----------   -------  ----------   -------
  1979*...........................     +12.0%     +12.0%    + 12.0%     + 12.0%
  1980............................     +20.8      +23.9     + 35.3      + 38.8
  1981............................     + 4.4      + 7.4     + 41.2      + 49.1
  1982............................     - 5.3      - 2.0     + 33.7      + 46.1
  1983............................     +61.0      +66.4     +115.3      +143.1
  1984............................     +10.2      +12.5     +137.3      +173.5
  1985............................     +25.2      +27.8     +197.2      +249.4
  1986............................     +24.5      +26.9     +270.0      +343.4
  1987............................     +18.6      +21.2     +338.9      +437.8
  1988............................     - 9.1      - 6.2     +299.0      +404.5
  1989............................     +29.9      +32.9     +418.3      +570.5
  1990............................     -23.1      -20.6     +298.6      +432.4
  1991............................     +19.6      +23.2     +376.7      +555.9
  1992............................     +10.6      +12.9     +427.2      +640.5
  1993............................     +18.7      +20.2     +525.8      +790.1
  1994............................     + 4.3      + 6.4     +552.7      +847.1
  1995............................     +19.6      +21.1     +680.6     +1046.9

* From commencement of Fund's operations on February 28, 1979.

+ Income dividends and capital gain distributions reinvested.

The results of the Fund, as shown above, do not take into account income taxes payable by shareholders on income dividends and capital gain distributions. During the above periods, stock prices fluctuated and the investment results should not be considered as a representation of future results based upon an investment made in the Fund today.

INVESTMENT OBJECTIVES

The primary investment objective of the Fund is to achieve above average long-term capital appreciation. The Fund invests principally in common stocks, or securities convertible into or exchangeable for common stocks, believed by the investment manager to be undervalued. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

The Fund believes that its shares are a suitable investment for certain insti-tutional investors, including employee benefit funds, as well as for individu-als with substantial investment portfolios; however, the Fund should not be viewed as a complete investment program.

INVESTMENT POLICIES

In seeking long-term capital appreciation, the Fund may invest in securities of companies whose share prices are believed to reflect inadequately the under-lying value of the assets or potential earning power of the company. Although the Fund may receive current income from dividends, interest and other sources, income is a secondary consideration to seeking capital appreciation. The Fund seeks to obtain results above those of relevant published indicators. In ana-lyzing potential and existing investments, SBAM considers, among other factors:

1. The effect of changes in management, policies, corporate control or capital-ization on the company's earnings or on the market price of its shares;

2. The effect on earnings, or on the market's evaluation of the company's fu-ture, of changes in technology, marketing or production, the development of new products or services or in the demand for existing products or services;

3. The effect of recent and anticipated capital expenditures; and

4. The effect of social, economic, political, legal and international develop-ments.

In pursuit of its objectives, the Fund may invest in securities of seasoned, established companies or in securities of relatively small new companies. Port-folio securities may have extended public markets or may have limited market-ability and be subject, therefore, to wide fluctuations in market value.

The Fund intends to invest primarily in common stocks, or securities convert-ible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate, for temporary defensive purposes due to economic or market conditions, the Fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Investment grade debt secu-rities are debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if rated by other rating agencies or if unrated, securities deemed by the Fund's investment manager to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and re-pay principal, while debt securities rated Baa by Moody's are regarded by Moody's as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substan-tial discount.

The Fund from time to time may invest up to 5% of its net assets in debt secu-rities rated below investment grade by S&P and Moody's, with no minimum rating required, or comparable unrated securities. For additional information on these "high-yield" debt securities, which may involve a high degree of risk, see the Statement of Additional Information under "Investment Policies".

To the extent that the Fund's portfolio may include securities of limited mar-ketability, the price obtainable for such securities could be affected ad-versely if the Fund was forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the Fund has a substantial position in securities with limited trading markets, the activities of the Fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings at the then current market prices. "Limited marketability" may exist if the Fund has a substantial position in securities that trade in a limited market, or if the securities are "restricted" in the hands of the Fund (see "Limiting Investment Risks"), and thus are not readily marketable without registration under the Securities Act of 1933, as amended (with its attendant expenses and delays). In addition to the restrictions set forth under "Limiting Investment Risks", the Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as "restricted securities" and securities that are not readily marketable.

As a non-diversified investment company, the Fund may invest more than 5% of the value of its assets in the obligations of any single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended. To the extent the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund.

Among other factors to be considered by the investor are the Fund's right to invest in foreign securities or American Depositary Receipts which are publicly traded in the United States (the intention is to limit the investment in for-eign securities not publicly traded in the United States to no more than 5% of the value of the Fund's average net assets) and its right, subject to the limi-tations set forth below, to borrow for purposes of investment. Investment in securities of foreign issuers may involve risks arising from non-U.S. account-ing, auditing and financial reporting standards, from restrictions on foreign investment and repatriation of capital, from differences between U.S. and for-eign securities markets, including less volume, price volatility in and rela-tive illiquidity of foreign securities markets, different trading and settle-ment practices and less government supervision and regulation, from economic, social and political conditions, and, as with domestic multinational corporations, from fluctuating exchange rates. Additionally, certain amounts of the Fund's income may be subject to withholding taxes in the foreign countries in which it invests.

BORROWING

The Fund may borrow money for either investment ("leveraging") or temporary purposes. Borrowings shall be from banks only. Borrowings (excluding temporary borrowings) may be secured by up to 33 1/3% of the value of the Fund's total assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made, for example, to meet redemption requests at a time when disposition of portfolio securities is deemed undesirable.

Borrowing can increase the opportunity for capital appreciation when security prices rise and increase the risk of loss when prices de-cline. Interest costs of borrowing are an expense that otherwise would not be incurred and this could reduce the net investment income of the Fund.

The foregoing investment policies (other than the policies of the Fund with re-spect to the borrowing of money and investing in restricted securities) are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

LENDING OF PORTFOLIO SECURITIES

From time to time, the Fund may lend portfolio securities to selected member firms of the New York Stock Exchange ("NYSE"). Such loans will not exceed 10% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash which will be maintained at all times in an amount equal to at least 100% of the market value of the securities lent. The risk of lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LIMITING INVESTMENT RISKS

The Fund may not:

(1) Invest: (i) more than 25% of the value of its total assets in the securi-ties of any single issuer (other than the United States Government or its agen-cies or instrumentalities) or in the securities of issuers in any one industry or (ii) as to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government or its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer;

(2) Borrow money or pledge its assets, except as described under "Investment Policies-- Borrowing";

(3) Underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without regis-tration under the Securities Act of 1933, as amended ("restricted securities"); in such registrations, the Fund may technically be deemed an "underwriter" for purposes of that Act. (It is the Fund's present intention not to acquire re-stricted securities unless the Fund also receives contractual registration rights. In any event, no more than 10% of the value of the Fund's total assets may be invested in illiquid securities.);

(4) Make loans of cash or other assets provided that (i) this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are publicly distributed, or from investing up to an aggregate of 10% (including investments in other types of restricted securi-ties) of the value of its total assets in portions of issues of bonds, deben-tures or other obligations of a type privately placed with financial institu-tions, and (ii) this restriction shall not prohibit the Board of Directors of the Fund from authorizing the lending of portfolio securities to selected mem-bers of the NYSE on a demand basis and fully collateralized by cash so long as such loans do not exceed 10% of the Fund's total assets;

(5) Purchase more than 3% of the stock of another investment company, or pur-chase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The re-turn on such investments will be reduced by the operating expenses, including management fees, of such investment company, and will be further reduced by the Fund's expenses; that is, there will be a layering of certain fees and expenses.); or

(6) Invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in opera-tion for less than three years.

The foregoing investment restrictions and those described in the Statement of Additional Information are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).

MANAGEMENT

Since May 1, 1990, SBAM has served as the Fund's investment manager. SBAM is an indirect wholly owned subsidiary of Salomon Inc. Together with affiliates in London, Frankfurt and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individuals and institu-tional clients located throughout the world, and serves as investment adviser to various investment companies. Irving Brilliant is primarily responsible for day-to-day management of the Fund's portfolio. Mr. Brilliant has been the Fund's President and portfolio manager since 1979. Since 1990, he has been a Director of Salomon Brothers and an employee of SBAM, and prior to 1990 he was a Senior Vice President of the Lehman Management Co. Division of Shearson Leh-man Brothers Inc.

Subject to policy established by the Board of Directors of the Fund, which has overall responsibility for the business affairs of the Fund, SBAM manages the operations of the Fund pursuant to a management contract (the "Management Con-tract") with the Fund. SBAM also furnishes office space and certain facilities required for conducting the business of the Fund and SBAM pays the compensation of the officers, employees and directors of the Fund who are affiliated with SBAM. The management fee paid to SBAM for the fiscal year ended August 31, 1995 represented 1% of the Fund's average daily net assets during that year. This fee is at a higher rate than the management fees paid by most other investment companies. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations.

Pursuant to a Sub-Administration Agreement between SBAM and FDISG, FDISG per-forms certain administrative services in connection with the operation of the Fund. As compensation for its services and at no additional cost to the Fund, SBAM pays FDISG a fee each month at an annual rate of .08% of the average daily value of the Fund's net assets.

Consistent with the Rules of Fair Practice of the National Association of Secu-rities Dealers, Inc., and subject to seeking the most favorable price and exe-cution available, SBAM may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Fund may use Salomon Brothers, an indirect wholly owned subsidiary of Salomon Inc, to execute portfolio transactions when SBAM believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more com-plete description of the Fund's policies with respect to portfolio transac-tions.

DETERMINATION OF NET ASSET VALUE

The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of regular business of the NYSE on each day the Fund is open for business. The Fund is open for business on each day the NYSE is open for trading, i.e. Monday through Friday with the exception of New Year's Day, Presidents' Day, Good Fri- day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, re-spectively. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e. the value of the assets less the liabilities) by the total number of Fund shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reli-able market quotation available for the securities and otherwise as the Board of Directors of the Fund in good faith deems appropriate.

PURCHASE OF SHARES

Shares of the Fund may be purchased through FDISG, through Salomon Brothers, the distributor of the Fund, or from selected dealers. All investments will be made at the net asset value per share next determined after receipt of a pur-chase order. Shares are entitled to dividends declared beginning on the day af-ter the purchase order is received in good order.

The minimum initial investment in Fund shares is $1,000 and subsequent invest-ments may be made in amounts of $100 or more. Investments for retirement plans made available by the Fund are subject to a $250 minimum initial investment re-quirement. The minimum investment requirements may be waived or lowered for in-vestments effected on a group basis by certain other entities and their employ-ees such as pursuant to a payroll deduction plan. The Fund reserves the right to reject any purchase order in whole or in part.

To make an initial purchase of shares of the Fund through FDISG, send a com-pleted Purchase Application with your check made payable to Salomon Brothers Opportunity Fund Inc, c/o First Data Investor Services Group, Inc., P.O. Box 9109, Boston, Massachusetts 02205-9109. Subsequent investments should be sent to FDISG at the same address. Share holders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and FDISG will charge a fee of $10 to the share-holder's account. FDISG does not intend to resubmit such checks for collection.

Purchase orders placed through Salomon Brothers for brokerage accounts and re-ceived before the close of regular trading on the NYSE on any day that the Fund is open, including orders for which payment is to be made from free cash credit balances in brokerage accounts at Salomon Brothers, generally will be executed at the net asset value next determined that day (the "trade date"). Purchase orders received by Salomon Brothers after the close of regular trading on the NYSE on any day that the Fund is open generally will be executed at the net as-set value determined on the next day the Fund is open. Payment generally is due to Salomon Brothers on the settlement date (i.e., the third business day after the trade date). When payment is made to Salomon Brothers by an investor before the settlement date, unless otherwise directed by an investor, the monies will be held as a free credit balance in the investor's brokerage account and Salo-mon Brothers will benefit from the temporary use of these monies. The Board of Directors of the Fund has been advised of the benefits to Salomon Brothers re-sulting from the settlement procedures and will take such benefits into consid-eration when reviewing the Management Contract and the Distribution Agreement for continuance.

Salomon Brothers may enter into dealer agreements with selected dealers. Pur-chases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer.

Orders for the purchase of Fund shares received by selected dealers by the close of reg- ular trading on the NYSE on any day that the Fund calculates its net asset value and transmitted to Salomon Brothers by the close of its busi-ness day (normally 5:00 p.m., New York time) will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' respon-sibility that orders are transmitted so as to be received by Salomon Brothers prior to the close of its business day.

Although most shareholders elect not to receive stock certificates, certifi-cates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates will be issued for fractional shares.

Dividends and capital gain distributions are reinvested automatically in addi-tional shares of the Fund at the net asset value next determined after the rec-ord date and such shares are automatically credited to a shareholder's account, unless FDISG or an SBAM Representative is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to FDISG or an SBAM Representative prior to the record date of any such dividend or distribution.

Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with re-spect to the services they provide. Orders placed by an investor directly with FDISG or Salomon Brothers will not be subject to such fees.

REDEMPTION OF SHARES

Shareholders may redeem all or any part of their shareholdings at the net asset value of such shares. THERE IS NO REDEMPTION CHARGE. The price at which shares will be redeemed is the net asset value per share next determined after the re-ceipt of proper redemption instructions.

Under the Fund's present policy, it reserves the right to redeem, upon not less than 30 days' notice, the shares in an account which has a value of less than $1,000 based on such shareholder's original cost (i.e., without giving effect to changes in value caused by fluctuations in the value of portfolio securi-
ties). However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The value of shares on redemption may be more or less than the investor's cost, depending on the net asset value of the Fund's shares at the time of redemp-tion.

Payment of the redemption price must be made within seven days after receipt of the redemption instructions in good order, but the Fund may suspend the right of redemption during any period when (a) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as defined by rules of the Securities and Exchange Commis-sion, exists making disposal of portfolio securities or determination of the value of net assets of the Fund not reasonably practicable. No redemption re-quests will be processed until the Fund has received a completed Purchase Ap-plication, and no redemption of shares purchased by check will be permitted un-til all checks in payment for the purchase of the shares to be redeemed have been collected, which may take up to 15 days.

REDEMPTIONS BY MAIL FOR FDISG ACCOUNTS

Shares may be redeemed by submitting a written request to FDISG which meets all the following requirements:

(1) Written instructions from registered owner(s), signed exactly as shares are registered;

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a let-ter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signa-ture is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed, are to be wired to a bank or are to be sent to other than the registered address. Any one of the following guarantors is normally accept-able: (a) a commercial or savings bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; (c) a member firm of a domestic stock exchange; or (d) a foreign branch of any of the above. FDISG will not ac-cept dated guarantees or guarantees from a notary public; and

(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.

TO EXPEDITE PROCESSING OF REDEMPTIONS, SHAREHOLDERS SHOULD SUBMIT REDEMPTION REQUESTS AND ALL RELATED DOCUMENTS DIRECTLY TO FIRST DATA INVESTOR SERVICES GROUP, INC. P.O. BOX 9109, BOSTON, MASSACHUSETTS 02205-9109.

Unless other instructions are given in proper form, a check for proceeds of re-demption will be sent to the shareholder's address of record if the shareholder does not have a brokerage account.

REDEMPTIONS THROUGH SALOMON BROTHERS

Shareholders who have brokerage accounts may redeem shares by contacting an SBAM Representative or a selected dealer. Redemption requests for brokerage ac-counts received by Salomon Brothers in proper form prior to the close of regu-lar trading on the NYSE on any day that the Fund calculates its net asset value are effective that day. Redemption requests received after the close of trading on the NYSE are effective at the net asset value per share next determined. Proceeds of redemption will be credited to the shareholder's brokerage account.

A redeeming shareholder with a Salomon Brothers brokerage account may request a check from Salomon Brothers or may elect to retain the redemption proceeds in such shareholder's brokerage account. Salomon Brothers may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a re-deeming shareholder for such proceeds or prior to disbursement or reinvestment of such proceeds on behalf of the shareholder.

REPURCHASES THROUGH SELECTED DEALERS

In addition, Salomon Brothers will accept orders from dealers with which it has sales agreements for the repurchase of shares held by investors. Repurchase or-ders received by the dealer prior to the close of regular trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time) are effective that day. Otherwise, the shares will be repurchased at the net asset value next deter-mined. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn or modified at any time.

TELEPHONE REDEMPTION PRIVILEGE

Shareholders having direct accounts with FDISG may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under "Redemptions by Mail for FDISG Accounts" prior to initiating a telephone redemption.

Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

Proceeds from the telephone redemption will be forwarded to the shareholder by check. The check will be made payable to the registered shareholder(s) and sent to the address of record on file with FDISG.

The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified at any time by the Fund. Neither the Fund nor FDISG will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund and FDISG will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the absence of following these procedures, the Fund and/or FDISG may be liable for any losses due to fraudulent instructions. When requesting a redemption by telephone, shareholders should have available the correct account registration and account number or tax identification number.

The Fund will not mail redemption proceeds for any shares until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds or bank wire, or by certi-fied or cashier's check.

REDEMPTION IN KIND

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the re demption price, in whole or in part, by a distri-bution in kind from the portfolio of the Fund, in lieu of cash, taking such se-curities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund. A shareholder who receives a dis-tribution in kind may incur a brokerage commission upon a later disposition of such securities. The Fund does not intend to make a practice of redeeming shares in kind.

DIVIDENDS, DISTRIBUTIONS AND INCOME TAXES

The Fund complied during the fiscal year ended August 31, 1995 and intends to comply in the future with the provisions of subchapter M of the Internal Reve-nue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that, among other things, as to any fiscal year in respect of which it distributes all of its "investment company taxable income" as such term is defined in the Code determined without regard to the deduction for div-idends paid, the Fund will not be subject to federal income tax on investment company taxable income and net realized capital gains distributed to sharehold-ers. Each year the Fund will notify shareholders of the tax status of dividends and distributions from the Fund. Dividends and distributions also may be sub-ject to state and local taxes. If the Fund fails to qualify as a regulated in-vestment company, it will be taxable as a corporation for federal, state and city income tax purposes.

The Fund intends to distribute to shareholders annually substantially all of its investment company taxable income and any capital gain net income realized from the sale of securities (after deducting any net realized capital losses that may be carried forward from prior years). The Fund is subject to a non-de-ductible 4% excise tax on the excess, if any, of certain required distributions over the amounts actually distributed by the Fund. To the extent possible, the Fund intends to make such additional distributions as are necessary to avoid the imposition of this excise tax.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

Dividends and capital gains distributions, if any, will be reinvested in addi-tional full and fractional shares of the Fund at net asset value, unless a shareholder has previously requested that such dividends and distributions be paid in cash. See "Purchase of Shares". Shareholders receiving distributions in the form of shares will be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the shares received. For federal income tax purposes, distributions of investment company taxable income and net short-term capital gains will be taxable to shareholders at ordinary income rates. Distributions of net capital gains (i.e. net long-term capital gains) designated by the Fund as capital gain dividends will be taxable at capital gain rates, whether they are invested in additional shares of the Fund or received in cash and regardless of the length of time the shareholder has owned his shares; however, such dividends will not qualify for the dividends received deduction, discussed below. In general, the maximum mar-ginal tax rate imposed on capital gains of an individual is 28%. It is expected that all or a portion of the Fund's distributions from investment company tax-able income will be eligible for the 70% dividends received deduction available to corporations.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be taxable to shareholders in the year the dividend or distribution is declared. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending on the length of time the shareholder held such shares. Losses in-curred by a shareholder on the sale of shares of the Fund held for six months or less, however, will be recharacterized as long-term capital losses to the extent the shareholder received a capital gain dividend.

Dividends and redemption proceeds paid by the Fund to a United States person (as defined in the Code) are generally subject to the information reporting re-quirements of the Code and may be subject to backup withholding at the rate of 31% unless the shareholder (i) is a corporation or other exempt holder or (ii) provides a taxpayer identification number on a properly completed Form W-9 and certifies that no loss of exemption from backup withholding has occurred.

Backup withholding is not an additional tax and any amount withheld may be credited against the shareholder's federal income tax liability.

The foregoing is intended to be general information to shareholders and poten-tial investors in the Fund and does not constitute tax advice.

Shareholders and potential investors are urged to consult their own tax advis-ers regarding federal, state, local and, if applicable, foreign tax implica-tions of an investment in the Fund.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services. See the Statement of Addi-tional Information for further details about these services or call or write the Fund.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or part of their Fund shares for shares of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Capital Fund. The exchange privilege is available to shareholders re-siding in any state in which the shares of the Fund being acquired may be le-gally sold. Exchanges of shares may be made at any time and without payment of any exchange fee. The following is a description of the investment objectives of the funds available for exchange:

Salomon Brothers New York Municipal Money Market Fund. A money market fund that invests primarily in high-quality, short-term obligations issued by or on be-half of the State of New York or by its instrumentalities or political subdivi-sions with the goal of providing as high a level of current income exempt from regular federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. Income may not be ex-empt from certain state or local taxes.

Salomon Brothers Capital Fund. A Fund which seeks capital appreciation through investments in securities, primarily common stocks, which are believed to have above-average appreciation possibilities and which also may involve above-aver-age risk.

The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange.

Shareholders exercising the exchange privilege with any of the funds listed above should review the prospectus of that fund carefully prior to making an exchange. Further information regarding the exchange privilege is contained in the Statement of Additional Information. To obtain the prospectuses of these funds, shareholders should contact SBAM.

The Fund reserves the right to reject any exchange or to modify, restrict or terminate the exchange privilege at any time.

AUTOMATIC WITHDRAWAL PLAN. With an Automatic Withdrawal Plan, a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $50. A Withdrawal Plan may be opened with an account having a to-tal value of at least $7,500.

SELF-EMPLOYED RETIREMENT PLANS. A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute out of earned income on behalf of themselves and each of their employees to purchase shares of the Fund.

IRAS. A prototype individual retirement account ("IRA") is generally available for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered, and for all individ-uals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Shareholders should consult with a financial adviser regarding an IRA.

ACCOUNT SERVICES

Shareholders are kept informed through annual and semi-annual reports showing current investments and other financial data for the Fund. Annual reports in-clude audited financial statements. Shareholders will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in Fund shares.

CAPITAL STOCK

The authorized capital stock of the Fund consists of 15,000,000 shares having a par value of $.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in Fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such share holder. Except when Directors are required to be elected under the 1940 Act, there will not be a regularly scheduled Annual Meeting of Stockholders. The shares are fully paid and non-assessable when issued and have no prefer-ence, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares. The Fund will not issue any senior securities, except in connection with its borrowing activities. See "Investment Policies--Borrowing".

BOARD OF DIRECTORS                                     OFFICERS

IRVING BRILLIANT                                       IRVING BRILLIANT
President of Salomon Brothers Opportunity              President
Fund Inc

BENITO GAGUINE                                         LAWRENCE H. KAPLAN
Attorney at Law                                        Executive Vice
                                                       President and General
ROSALIND KOCHMAN                                       Counsel
Administrator and Counsel
Kochman Eye Surgical Hospital                          TANA E. TSELEPIS
                                                       Secretary
IRVING SONNENSCHEIN
Partner in the law firm of Sonnenschein,               JENNIFER G. MUZZEY
Sherman & Deutsch                                      Assistant Secretary

                                                       ALAN M. MANDEL
                                                       Treasurer

                                                       JANET S. TOLCHIN
                                                       Assistant Treasurer

TELEPHONES
(212) 783-1301
(800) 725-6666

DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048

CUSTODIAN
Boston Safe Deposit and Trust Company
P.O. Box 9109
Boston, Massachusetts 02205-9109

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9109
Boston, Massachusetts 02205-9109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
New York, New York 10017

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the distributor or the investment manager. This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                     SALOMON BROTHERS OPPORTUNITY FUND INC
                             A No-Load Mutual Fund
                7 World Trade Center, New York, New York 10048
                 Telephones: (212) 783-1301 (New York State);
                               or (800) 725-6666


                      STATEMENT OF ADDITIONAL INFORMATION

        Salomon Brothers Opportunity Fund Inc (the "Fund") is an open-end, no-load, non-diversified investment company. The Fund seeks to achieve above-average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. The Fund may employ the speculative investment techniques of leveraging and investing in restricted securities and other securities of limited marketability. There can be no assurance that the Fund's objectives will be achieved.

        This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated January 2, 1996 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 2, 1996

                Table of Contents

                                               Page
                                               ----
Investment Policies ...........................  3
Limiting Investment Risks .....................  6
Management ....................................  7
Portfolio Transactions ........................ 11
Determination of Net Asset Value .............. 12
Performance Data .............................. 13
Federal Income Taxes .......................... 13

                                               Page
                                               ----
Shareholder Services .......................... 15
Custodian and Transfer Agent .................. 17
Independent Accountants ....................... 17
Experts ....................................... 17
Financial Statements .......................... 18
Report of Independent Accountants.............. 28

                              Investment Policies

        The following information supplements the discussion of the investment policies of the Fund found under "Investment Policies" in the Prospectus.

Loans of Portfolio Securities

        The Fund's Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark to market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the Fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the Fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (4) under "Limiting Investment Risks" in the Prospectus. The Fund did not lend any of its portfolio securities during the fiscal year ended August 31, 1995.

Put and Call Options

        The Fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the Fund's total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls, with respect to a limited number of securities, currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for "closing" options positions.

        It will be the policy of the Fund to write call options only if the Fund either (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration) or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the Fund, the Fund will create and maintain a segregated account consisting of cash, U.S. government securities or high grade debt securities equal to the option price.

        The primary risk to the Fund as the writer of a covered call option is that, unless a closing transaction is executed, the Fund must retain its underlying cover position even if price movement would otherwise have caused the Fund to dispose of that position, and must forgo opportunities for gain in excess of the option premium which may result from favorable changes in the value of the underlying cover position.

        The primary risk to the Fund as the writer of a put option is that, unless a closing transaction is executed, the Fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the Fund for the general pursuit of the Fund's investment objectives. The Fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the Fund's investment objectives.

        The Fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the Fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of cancelling the Fund's pre-existing obligation on the option written by it. The Fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the Fund will be able to enter into a closing transaction at any particular time.

        In executing any closing purchase transaction, the Fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

        The Fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

        The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the Fund and would become worthless at its expiration date. If a secondary market for the option exists, the Fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

        The Fund did not purchase or write any put or call options during the fiscal year ended August 31, 1995, and has no present intention to do so. See "Taxation of the Fund" for discussion of tax considerations.

Investments in Foreign Securities

        Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, from fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the Fund's investments in that country. In the event of default on a foreign security, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the Fund's income may be subject to withholding taxes in the country in which it invests. The Fund may not invest more than 5% of the value of the Fund's assets in securities of foreign issuers which are not publicly traded in the United States.

Low-Rated Securities

        The Fund may invest in debt securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as "high-yield" or "junk" bonds, and may involve a high degree of risk. The market for certain of these low-rated and comparable unrated securities is relatively new. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

        While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the Fund's ability to dispose of such securities.

        The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although Salomon Brothers Asset Management Inc ("SBAM") uses these ratings as a criterion for the selection of securities for the Fund, SBAM also relies on its independent analysis to evaluate potential investments for the Fund.

Portfolio Turnover

        Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. While the rate of portfolio turnover cannot be predicted with assurance and may vary from year to year, it is anticipated that the Fund's annual portfolio turnover rate should not generally exceed 75%. A 75% portfolio turnover rate would occur, for example, if during the course of a given year the aggregate amount of purchases or sales (whichever is less) of portfolio securities is equal in value to three-quarters of the monthly average value of the Fund's portfolio during the year (excluding short-term investments). See the table under "Financial Highlights" on page 4 of the Prospectus for the portfolio turnover rates of the Fund.

                           Limiting Investment Risks

        In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, the Fund may not:

        (1) Invest in companies for the purpose of exercising control of management;

        (2) Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or make short sales of securities (except for sales "against the box" i.e., when a security identical to the one owned by the Fund or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short in order to defer a gain or loss for federal income tax purposes);

        (3) Purchase or sell real estate, interests in real estate, interests in real estate investment trusts or commodities or commodity contracts; however, the Fund may purchase interests in real estate investment trusts or other companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and may purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts; or

        (4) Write or purchase puts or calls on securities or securities indices except as described under "Investment Policies - Put and Call Options".

        The investment restrictions described above and in the Prospectus are fundamental policies of the Fund and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities of the Fund.

        The percentage limitations contained in the investment restrictions described above and in the Prospectus and the description of the Fund's investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. Unless otherwise specifically stated, a restriction would not be violated if a percentage limitation were exceeded only as a result of changes in values or amounts not resulting from a transaction subject to the restriction.

        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Accordingly, pursuant to such commitments, the Fund has undertaken not to invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on the American Stock Exchange or the New York Stock Exchange. Further, the Fund has given a representation that investments will not be made in real estate limited partnerships or in exploration or development for oil, gas or mineral leases. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

                                  Management
Directors and Officers

        The principal occupations of the directors and executive officers of the Fund for the past five years are listed below. The address of each, unless otherwise indicated, is 7 World Trade Center, New York, New York 10048. Certain of the officers are also officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser.

        *IRVING BRILLIANT, Age 77, President and Director-- Director of Salomon
                                   ----------------------
Brothers Inc ("Salomon Brothers"), Employee of SBAM, since May 1990; formerly Senior Vice President of Lehman Management Co. ("Lemco").

        BENITO GAGUINE, Age 83, Director--1233 20th St., N.W. Suite 505,
                                --------
Washington, D.C. 20036. Attorney at Law.

        ROSALIND A. KOCHMAN, Age 57, Director--1301 Avenue J, Brooklyn, New York
                                     --------
11230. Administrator and Counsel, Kochman Eye Surgical Hospital.

        IRVING SONNENSCHEIN, Age 75, Director--10 Columbus Circle, New York,
                                     --------
New York 10019.  Partner in the law firm of Sonnenschein, Sherman & Deutsch.

        LAWRENCE H. KAPLAN, Age 38, Executive Vice President and General
                                    ------------------------------------
Counsel--Vice President and Chief Counsel of SBAM and a Vice President of
-------
Salomon Brothers since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990.

        ALAN M. MANDEL, Age 38, Treasurer--Vice President of SBAM, since January
                                ---------
1, 1995; Chief Financial Officer of Hyperion Capital Management from October 1991 to December 1994; Assistant Treasurer of Paine Webber/Mitchell Hutchins Asset Management from 1987 to October 1991.

        TANA E. TSELEPIS, Age 60, Secretary--Vice President and Senior
                                  ---------
Administrator of Salomon Brothers and Employee of SBAM since October 1989; formerly Vice President and Senior Administrator at First Boston Asset Management Corporation.

        JANET S. TOLCHIN, Age 37, Assistant Treasurer--Employee of SBAM, since
                                  -------------------
May 1990; formerly Vice President of Lemco.

        JENNIFER G. MUZZEY, Age 36, Assistant Secretary--Employee of SBAM since
                                    -------------------
June 1994; formerly Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.

        Directors of the Fund not affiliated with SBAM receive from the Fund a fee for each Board of Directors and Board committee meeting attended and are reimbursed for out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with SBAM do not receive compensation from the Fund but are reimbursed for out-of-pocket expenses relating to attendance at meetings.

----------
* "Interested person" as defined in the 1940 Act.

        As of November 30, 1995 directors and officers of the Fund as a group beneficially owned 1,251,677 or approximately 34%, of the outstanding shares of the Fund.

        At November 30, 1995, to the knowledge of management, the following persons owned beneficially more than 5% of the Fund's outstanding shares. Benito Gaguine, a Director of the Fund, and his son, Bruce Gaguine, together with family trusts were the beneficial owners of approximately 545,051 or approximately 14%, of the outstanding shares of the Fund. In addition, Irving Brilliant, a Director of the Fund as well as the Fund's President, and his wife, Benise Brilliant, by virtue of their positions as trustees, were the together with family trusts, was a beneficial owners of approximately 321,170 shares or 8%, of the outstanding shares of the Fund and Rosalind Kochman, a Director of the Fund, and her husband Dr. Marvin

Kochman, together were the beneficial owners of approximately 341,969 shares or 9% of the outstanding shares of the Fund.

        The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1995 to each director of the Fund. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1995 by the Fund to officers of the Fund or to Mr. Brilliant, who as an employee of SBAM may be defined as an "interested person" under the 1940 Act.


                        Aggregate        Total Compensation
Name of                 Compensation     from Other Funds     Total
Person, Position        from the Fund    Advised by SBAM      Compensation
----------------        -------------    ------------------   -----------------
                                         Directorships        Directorships (A)
Benito Gaguine          $1,500           $0                   $1,500 (1)
  Director

Rosalind A. Kochman     $1,500           $0                   $1,500 (1)
  Director

Irving Sonnenschein     $1,500           $0                   $1,500 (1)
  Director

__________
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

Investment Manager

        The Fund retains SBAM to act as its investment manager. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn a wholly owned subsidiary of Salomon Inc. SBAM serves as the investment manager to various individuals, institutions and other investment companies.

        The management contract ("Management Contract") between SBAM and the Fund provides that SBAM shall manage the operations of the Fund, subject to the policies established by the Board of Directors of the Fund. The Management Contract was last approved by the Board of Directors of the Fund (including a majority of the "disinterested" Directors) on October 6, 1995. Pursuant to the Management Contract, SBAM manages the Fund's investment portfolio, directs purchases and sales of the Fund's portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also furnishes office space and certain facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. The Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.

        As compensation for services performed under the Management Contract, the Fund pays SBAM a management fee each month, at an annual rate of 1% (1/12 of 1% per month) of the Fund's average daily net assets, which fee does not decrease as the Fund's assets increase. The fee is at a higher rate than the management fees paid to SBAM by the other common stock investment companies it manages. Management fees paid by the Fund to SBAM for the fiscal years ended August 31, 1995, 1994 and 1993 amounted to $1,168,976, $1,161,529 and $1,101,259, respectively.

        The Management Contract also provides that if, in any fiscal year, the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund's Capital Stock are, with SBAM's consent, registered or qualified for sale to the public, SBAM will pay or reimburse the Fund for such excess up to the amount of its management fee that year. Although there is no certainty that these limitations will be in effect in the future, the most restrictive of these limitations on an annual basis is currently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million.

        The Management Contract provides that it will continue automatically for periods of one year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors and (b) by the vote of a majority of the Fund's directors who are not parties to the Management Contract or "interested persons" of any such party. The Management Contract may be terminated on 30 days' written notice by either party and will terminate automatically if assigned.

        Investment decisions for the Fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

        Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Fund has adopted a code of ethics (the "Fund Code") that incorporates personal trading polices and procedures applicable to access persons of the Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to the Fund, which policies serve as SBAM's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

        Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.


Distributor

        Shares of the Fund are offered on a continuous basis and without a sales charge through Salomon Brothers as distributor. Salomon Brothers receives no remuneration for its services as distributor and is not obligated to sell any specific amount of Fund shares.

                            Portfolio Transactions

        Total brokerage commissions paid by the Fund for the three years ended August 31 were $34,563 for 1995, $52,382 for 1994 and $47,761 for l993. During
the three years ended August 31, l995, 1994 and 1993, the Fund paid $2,000, $906 and $1,676 respectively, in commissions to Salomon Brothers. Commissions to Salomon Brothers in the fiscal year ended August 31, 1995 represents less than 6% of the total brokerage commissions paid by the Fund and Salomon Brothers executed less than 14% of the aggregate dollar amount of transactions involving commissions during the l995 fiscal year.

        The Fund's general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and SBAM's arrangements related thereto (as described below) overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While SBAM generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, SBAM may select brokers who charge a commission in excess of that charged by other brokers, if SBAM determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to SBAM by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. SBAM may also have arrangements with brokers pursuant to which such brokers provide research services to SBAM in exchange for a certain volume of brokerage transactions to be executed by such broker. SBAM's arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases the Fund's costs, SBAM does not believe that the receipt of such brokerage and research significantly reduces its expenses as the Fund's investment manager.

        Research services furnished to SBAM by brokers who effect securities transactions for the Fund may be used by SBAM in servicing other investment companies and accounts which it manages. Similarly, research services furnished to SBAM by brokers who effect securities transactions for other investment companies and accounts which SBAM manages may be used by SBAM in servicing the Fund. Not all of these research services are used by SBAM in managing any particular account, including the Fund.

        Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund's Board of Directors has determined that any brokerage transaction for the Fund may be executed through Salomon Brothers if in such transaction the Fund is charged a commission rate consistent with those charged by other brokers in comparable transactions with clients that are comparable with the Fund.

        Irving Brilliant, who is an employee of SBAM, and President and portfolio manager of the Fund, is primarily responsible for the allocation of brokerage.


                       Determination of Net Asset Value

        The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of regular trading of the New York Stock Exchange on each day the Exchange is open for business. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e., the value of the assets less the liabilities) by the total number of Fund shares outstanding. In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Other over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued as the Board of Directors in good faith deems appropriate to reflect the fair value thereof. In computing the net asset value of the Fund's shares, no adjustment is made for brokerage, taxes and other costs which may be incurred in connection with the sale of portfolio securities or the investing of the funds received on such sale.

                               Performance Data

        From time to time, the Fund may quote its total return in advertisements or in reports and other communications to shareholders.

Total Return

        The Fund's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                P(1+T) to the power of n = ERV

   Where:       P = a hypothetical initial payment of $1,000.
                T = average annual total return.
                n = number of years.

                ERV = Ending Redeemable Value of a hypothetical $1,000
                      investment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                             Federal Income Taxes

        The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences to them of an investment in the Fund.

Taxation of the Fund

        The Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (the excess of long-term capital gains over short-term capital losses), if any, that it distributes to its shareholders, provided that it distributes all of its investment company taxable income and net capital gains for the taxable year. All investment company taxable income and net capital gains distributed by the Fund will be reinvested automatically in additional shares of the Fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

        Qualification as a regulated investment company under Subchapter M of the Code requires, among other things, that the Fund: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currency transactions (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Tax Status of the Fund's Investments

        Gain or loss on the sale or other disposition of Fund investments will generally be long-term capital gain or loss if the Fund has held the security for more than one year. Gain or loss on the sale of a security held for less than one year will generally be short-term capital gain or loss. If the Fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount, will in certain circumstances be taxed as ordinary income, rather than capital gain.

        Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes.

Taxation of Shareholders

        Dividends of net investment income and will be taxable to shareholders as ordinary income for federal income tax purposes. Dividends received by corporate shareholders will only qualify for the dividends received deduction to the extent the Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The dividends received deduction for corporate shareholders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed (generally acquired with borrowed funds) or are deemed to have been held for less than 46 days. The amount of any dividends eligible for the corporate dividends received deduction, if any, will be designated by the Fund in a written notice within 60 days of the close of the Fund's taxable year.

        Distributions of net capital gains will be taxable to shareholders at capital gains rates, whether paid in cash or reinvested in additional shares and regardless of the length of time the investor has held his or her shares in the Fund. If a shareholder redeems or exchanges shares of the Fund before he or she has held them for more than six months, any loss on such redemption or exchange will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder as designated in a written notice from the Fund.

                             Shareholder Services

        Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares in any of the other Salomon Brothers Family of Funds listed in the Prospectus by contacting First Data Investor Services Group, Inc. ("FDISG"), a subsidiary of First Data Corporation. American Express retains a 12.2% interest in FDC. FDISG is located at One American Express Plaza, Providence, Rhode Island 02903.

        The exchange privilege enables shareholders in any of these funds to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is to be made. Such prospectuses may be obtained from SBAM.

        Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes, and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

        Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

        All accounts involved in an exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

        The exchange privilege may be modified or terminated at any time. The privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. The Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the Fund for further details.

        Automatic Withdrawal Plan. An Automatic Withdrawal Plan ("Withdrawal Plan") may be opened with shares having a total value of at least $7,500. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares. Withdrawal payments are made by FDISG, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, the Fund or FDISG upon notice in writing.

        Self-Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals ("SERP"). Under the SERP, self-employed individuals may contribute out of earned income to purchase shares of the Fund and/or certain other mutual funds managed by SBAM.

        Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the SERP and the related Custody Agreement. Individuals adopting a SERP will be charged an application fee as well as certain additional annual fees, which are separate from those paid by the Fund to Boston Safe for its services as Fund custodian.

        For information required for adopting a SERP, including information on fees, the form of SERP and Custody Agreement is available from the Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a SERP is recommended.

        IRAs. A prototype individual retirement account ("IRA"), which has been approved as to form by the Internal Revenue Service ("IRS"), is available for all working individuals who receive compensation in the tax year for services rendered and who have not attained age 70-1/2 before the close of the tax year. In addition, individuals who have received certain distributions from qualified plans or other IRAs may be eligible to make rollover contributions to an IRA. Also, individuals covered by an employer-sponsored simplified employee pension are eligible to establish an IRA. Finally, divorced or legally separated spouses may make IRA contributions out of taxable alimony payments. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other mutual funds managed by SBAM.

        Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. Each IRA will be charged an application fee as well as certain additional annual fees, which are separate from those paid to Boston Safe for its services as Fund custodian. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

        Information required for adopting an IRA, including information on fees, the form of Custodial Agreement and related materials, including disclosure materials, is available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.


                         Custodian and Transfer Agent

        Boston Safe serves as custodian for the Fund. As the Fund's custodian, Boston Safe, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of the Fund, nor decide which securities the Fund will buy or sell. Boston Safe's address is One Boston Place, Boston, MA 02108.

        FDISG serves as the Fund's transfer agent. As the Fund's transfer agent, FDISG registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts pursuant to a Transfer Agency Agreement.

                            Independent Accountants

        Price Waterhouse LLP serves as the independent accountants for the Fund. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Price Waterhouse LLP's address is 1177 Avenue of the Americas, New York, New York 10036.


                                    Experts

        The financial highlights included in the Prospectus and the financial statements and financial highlights included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C


STATEMENT OF NET ASSETS August 31, 1995

COMMON STOCKS -- 90.3% of Net Assets
                                                                                       Value
  Shares                                                                  Cost       (Note 1a)
  ------                                                                  ----       ---------
                  BANKS -- 12.7%
   242,244        Bank of New York.................................... $ 2,721,411   $10,537,614
    16,000        Bankers Trust NY....................................     749,567     1,102,000
    23,000        BanPonce............................................     701,900       853,875
     7,200        Boatmen's Bancshares................................      31,193       266,400
    32,000        First Chicago.......................................     640,114     2,028,000
    20,000        First Hawaiian......................................     517,800       557,500
    27,000        KeyCorp.............................................     144,868       837,000
     5,500        Mercantile Bancorporation...........................      45,630       248,875
    10,000        Roosevelt Financial Group...........................     140,043       181,250
                                                                       -----------   -----------
                                                                         5,692,526    16,612,514
                                                                       -----------   -----------
                  BASIC INDUSTRY -- 4.8%
     6,400        Boise Cascade.......................................     271,584       274,400
    10,300        Crown Crafts........................................     160,668       137,762
    18,000        NL Industries.......................................     199,350       281,250
    14,977        Newmont Mining......................................     396,959       651,500
    14,000        Rayonier............................................     404,730       537,250
     8,000        Stone Container.....................................     140,480       174,000
    48,000        TRC Companies*......................................     354,734       384,000
    45,700        Tecumseh Products, Class A..........................   1,288,253     2,216,450
    34,600        Tecumseh Products, Class B..........................   1,394,235     1,592,681
                                                                       -----------   -----------
                                                                         4,610,993     6,249,293
                                                                       -----------   -----------
                  BIOTECHNOLOGY & DRUGS -- 3.4%
    14,000        Genzyme*............................................     394,906       782,250
    34,100        Medeva--ADR.........................................     336,346       549,862
    15,000        Merck...............................................     527,189       748,125
    17,100        Monsanto............................................   1,050,826     1,622,363
    17,500        Upjohn..............................................     507,497       741,562
                                                                       -----------   -----------
                                                                         2,816,764     4,444,162
                                                                       -----------   -----------
                  CONSTRUCTION -- 1.5%
    26,700        Ameron..............................................     526,254       964,538
    31,000        INDRESCO*...........................................     284,013       519,250
    34,250        Liberty Homes, Class A..............................     435,000       312,531
    24,750        Liberty Homes, Class B..............................     325,687       221,203
                                                                       -----------   -----------
                                                                         1,570,954     2,017,522
                                                                       -----------   -----------
                  CONSUMER GOODS -- 6.2%
    60,000        Alexander & Baldwin.................................     600,854     1,365,000
    28,200        American Maize Products, Class A....................     246,770     1,096,275
     4,729        Ames Department Stores, Warrants, Series C*.........       4,729         8,276
    21,000        Archer-Daniels-Midland..............................     316,200       349,125
    19,400        El Chico Restaurants*...............................      60,625       240,075
   100,000        Philips Electronics N.V.............................   1,281,995     4,500,000
    31,500        Waban*..............................................     332,240       594,562
                                                                       -----------   -----------
                                                                         2,843,413     8,153,313
                                                                       -----------   -----------

   S O L O M O N   B R O T H E R S  O P P O R T U N I T Y   F U N D   I N C


COMMON STOCKS (continued)
                                                                                      VALUE
SHARES                                                                COST          (NOTE 1A)
------                                                            ------------     -----------
            ENERGY- 7.1%
14,000      Gilbert Associates, Class A........................   $   157,790      $  185,500
28,000      Murphy Oil.........................................       859,865       1,134,000
67,000      Royal Dutch Petroleum, 5 Guilder...................     1,664,599       7,989,750
                                                                  -----------      ----------
                                                                    2,682,254       9,309,250
                                                                  -----------      ----------
            FINANCE- 11.3%
36,000      Federal Home Loan Mortgage.........................       472,360       2,313,000
 5,000      Kemper.............................................       260,300         240,000
34,900      Leucadia National..................................       192,186       1,858,425
59,000      Loews..............................................     2,610,514       7,751,125
80,382      New Germany Fund...................................       809,519       1,024,871
48,000      Pioneer Group......................................       167,500       1,368,000
 7,100      Salomon............................................       120,310         272,462
                                                                  -----------      ----------
                                                                    4,632,689      14,827,883
                                                                  -----------      ----------
            HEALTH CARE - 2.9%
10,400      Abbott Laboratories................................       248,424         403,000
20,000      Applied Bioscience.................................       126,125         147,500
 5,250      Bergen Brunswig, Class A...........................        96,675         109,594
 8,000      Charter Medical*...................................       164,980         161,000
40,000      Foundation Health*.................................       918,398       1,385,000
 8,095      Horizon/CMS Healthcare*............................       123,392         177,078
30,000      Humana*............................................       323,425         547,500
 6,000      McKesson...........................................       191,250         261,000
 5,000      NovaCare*..........................................        59,050          41,250
 3,000      Paragon Trade Brands*..............................       105,930          46,500
17,400      Wellpoint Health Networks*.........................       472,644         517,650
                                                                  -----------      ----------
                                                                    2,830,293       3,797,072
                                                                  -----------      ----------
            INSURANCE-LIFE, ACCIDENT & HEALTH - 4.3%
 7,500      American International Group.......................       440,675         604,688
12,000      Aon................................................       293,390         468,000
24,750      Fremont General....................................       571,662         674,437
 3,800      Kansas City Life Insurance.........................       183,825         192,850
 6,000      Protective Life....................................       136,431         171,000
10,000      Provident Life & Accident Insurance, Class A.......       180,500         258,750
41,900      UNUM...............................................       430,685       2,011,200
30,000      USLIFE.............................................       614,841       1,293,750
 3,000      Western National...................................        36,180          37,500
                                                                  -----------      ----------
                                                                    2,888,189       5,712,175
                                                                  -----------      ----------

   S A L 0 M 0 N   B R 0 T H E R S   0 P P 0 R T U N I T Y   F U N D   I N C


COMMON STOCKS (CONTINUED)
                                                                                   VALUE
      SHARES                                                        COST         (NOTE 1A)
      ------                                                    ------------   ------------

               INSURANCE-PROPERTY & CASUALTY - 19.7%
       60,000  Allmerica Property & Casualty Companies.......   $  1,075,060   $  1,447,500
       29,000  CNA Financial*................................        653,411      2,780,375
      164,000  Chubb.........................................      2,802,937     14,965,000
       40,000  Merchants Group...............................        600,000        705,000
       13,000  Old Republic International....................        299,780        359,125
      110,375  Orion Capital.................................      1,613,477      4,635,750
       19,500  Trenwick Group................................        605,563        921,375
                                                                ------------   ------------
                                                                   7,650,228     25,814,125
                                                                ------------   ------------

               REAL ESTATE - 2.0%
       39,900  Forest City Enterprises, Class A*.............        845,723      1,576,050
       17,700  Forest City Enterprises, Class B, Conv.*......        266,221        690,300
       30,000  Kahler Realty.................................        226,000        382,500
                                                                ------------   ------------
                                                                   1,337,944      2,648,850
                                                                ------------   ------------

               TECHNOLOGY - 3.1%
       40,000  Cray Research*................................      1,076,029        930,000
       15,000  Intel.........................................        137,312        920,625
       19,500  International Business Machines...............      1,352,135      2,015,813
       10,000  Kollmorgen....................................         89,350         97,500
        5,000  Plantronics*..................................        139,675        180,000
                                                                ------------   ------------
                                                                   2,794,501      4,143,938
                                                                ------------   ------------
               TELECOMMUNICATIONS/MEDIA - 2.5%
       32,640  CBS...........................................      1,053,205      2,603,040
        6,000  Heritage Media, Class A*......................        113,859        169,500
       10,800  Time Warner...................................        229,378        454,950
                                                                ------------   ------------
                                                                   1,396,442      3,227,490
                                                                ------------   ------------
               TRANSPORTATION - 8.8%
       39,600  AMR...........................................      1,828,140      2,791,800
       48,000  Airborne Freight..............................        408,018        978,000
      132,000  American President Companies..................      1,467,659      3,877,500
       33,000  Canadian Pacific..............................        528,285        556,875
       42,000  General Dynamics..............................        928,543      2,210,250
        9,000  Lockheed Martin...............................        308,520        547,875
       10,000  OMI*..........................................         49,300         77,500
       23,000  Overseas Shipholding Group....................        368,980        480,125
                                                                ------------   ------------
                                                                   5,887,445     11,519,925
                                                                ------------   ------------
               TOTAL COMMON STOCKS...........................     49,634,635    118,477,512
                                                                ============   ============

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C

CORPORATE SHORT-TERM NOTES -- 9.7%
----------------------------------
 PRINCIPAL
  AMOUNT                                                        VALUE
(THOUSANDS)                                                   (NOTE 1A)
-----------                                                  ------------
 $ 5,859  Ford Motor Credit, 5.75%, due 9/5/95.........      $  5,859,936
   6,864  General Electric, 5.68%, due 9/1/95..........         6,866,166
                                                             ------------
          TOTAL CORPORATE SHORT-TERM NOTES.............        12,726,102
                                                             ------------
          CASH AND RECEIVABLES - 0.1% ....    $185,709
          LIABILITIES - (0.1)% ...........    (152,620)            33,089
                                              --------       ------------
          NET ASSETS -- equivalent to $35.75
           offering and redemption price
           per share on 3,670,611 shares
           outstanding.................................      $131,236,703
                                                             ============
          NET ASSETS CONSIST OF:
          Paid-in capital..............................      $ 57,395,511
          Undistributed net investment income..........           955,908
          Undistributed net realized gain..............         4,042,407
          Net unrealized appreciation..................        68,842,877
                                                             ------------
          NET ASSETS...................................      $131,236,703
                                                             ============
----------
*Non-income producing security.

                See accompanying notes to financial statements.

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C

STATEMENT OF OPERATIONS FOR THE YEAR ENDED AUGUST 31, 1995

INVESTMENT INCOME

INCOME
Dividends (net of foreign withholding tax of $79,175)..........    $  2,258,417
Interest.......................................................         771,949
                                                                   ------------
                                                                      3,030,366

EXPENSES
Management fee....................................... $1,168,976
Audit and tax return preparation fees................     54,000
Shareholder services.................................     45,300
Custodian............................................     36,475
Legal................................................     28,225
Registration and filing fees.........................     20,900
Printing.............................................     18,700
Directors' fees and expenses.........................      7,550
Other................................................     15,050       1,395,176
                                                      ----------   -------------
Net investment income...........................................       1,635,190
                                                                   -------------


NET REALIZED GAIN ON INVESTMENTS................................       5,072,992
                                                                   -------------


NET UNREALIZED APPRECIATION OF INVESTMENTS
Beginning of year.................................... 52,725,903
End of year.......................................... 68,842,877
                                                      ----------
Increase in net unrealized appreciation.........................     16,116,974
                                                                   ------------
Net realized gain and increase in net unrealized appreciation...     21,189,966
                                                                   ------------
Net increase in net assets resulting from operations............   $ 22,825,156
                                                                   ============


                See accompanying notes to financial statements.

   S A L 0 M 0 N   B R 0 T H E R S   0 P P 0 R T U N I T Y   F U N D   I N C

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED    YEAR ENDED
                                                                       AUGUST 31,    AUGUST 31,
                                                                         1995          1994
                                                                   --------------  ------------
OPERATIONS
Net INVESTMENT INCOME............................................  $   1,635,190   $  1,502,560
Net realized gain on investments.................................      5,072,992      5,916,956
Change in net unrealized appreciation............................     16,116,974        (70,719)
                                                                   -------------   ------------
Net increase in net assets resulting from operations.............     22,825,156      7,348,797
                                                                   -------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income............................................     (1,345,523)    (2,282,349)
Net realized gain on investments.................................     (5,382,092)    (6,062,489)
                                                                   -------------   ------------
                                                                      (6,727,615)    (8,344,838)
                                                                   -------------   ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of 669,713 and 1,118,919 shares,
 respectively....................................................     21,215,202     33,983,911

Net asset value of 203,063 and 247,130 shares, respectively, issued in reinvestment of net investment income and net
 realized gain distributions.....................................      5,720,292      7,327,415

Payment for redemption of 975,251 and 1,246,710 shares,
  respectively...................................................    (30,551,387)   (38,166,952)
                                                                   -------------   ------------
Change in net assets resulting from capital share transactions, representing net decrease of 102,475 and net increase of
  119,339 shares, respectively...................................     (3,615,893)     3,144,374
                                                                   -------------   ------------
Total increase in net assets.....................................     12,481,648      2,148,333

 NET ASSETS
 Beginning of year...............................................   118,755,055     116,606,722
                                                                   -------------   ------------
 End of year (includes undistributed net investment income of
  $955,908 and $666,241, respectively)...........................  $ 131,236,703   $118,755,055
                                                                   =============   ============



                See accompanying notes to financial statements.

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered as a non-diversified, open-end investment company under the Investment Company Act of 1940, as amended. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at a fair value determined pursuant to procedures established by the Board of Directors. Corporate short-term notes with maturities of 60 days or less at date of purchase are valued at cost plus interest earned, which approximates market value.

   (b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

   (c) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Interest is recognized as interest income when earned.

2.  CAPITAL STOCK

   At August 31, 1995, there were 15,000,000 shares of authorized capital stock, $.01 par value. The par value of capital stock outstanding at that date amounted to $36,706. Payable for Fund shares redeemed at August 31, 1995 amounted to $18,013.

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS

  The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Salomon Inc ("Salomon"), to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets. The management fee payable at August 31, 1995 was $107,431.

  If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the year ended August 31, 1995, there was no such reimbursement.

  Brokerage commissions of $2,000 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon, for transactions executed on behalf of the Fund for the year ended August 31, 1995.

  At August 31, 1995, the Fund held 7,100 shares of Salomon, representing less than one percent of the outstanding shares. During the year ended August 31, 1995, the Fund received dividend income of $4,544 from Salomon.

4.  PORTFOLIO  ACTIVITY

  The cost of securities purchased and proceeds from securities sold (excluding corporate short-term notes) during the year ended August 31, 1995 aggregated $8,367,591 and $18,109,807, respectively.

  Cost of securities held (excluding corporate short-term notes) on August 31, 1995 for Federal income tax purposes was $49,968,272. As of August 31, 1995, gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $69,166,547 and $657,307, respectively, resulting in net unrealized appreciation of $68,509,240.

   S A L 0 M 0 N   B R 0 T H E R S   0 P P 0 R T U N I T Y   F U N D   I N C

FINANCIAL HIGHLIGHTS


Selected data per share of capital stock outstanding throughout each year:
                                                            YEAR ENDED AUGUST 31,
                         -------------------------------------------------------------------------------------------
                          1995      1994     1993     1992      1991     1990+    1989      1988    1987       1986
                         -------   ------   ------   ------   -------   ------   ------    ------  ------     ------
Per Share Operating
 Performance:

Net asset value
 beginning
 of year................  $31.47   $31.91   $27.64   $25.16   $ 21.06   $28.37   $23.39   $29.53   $27.87     $23.73
                          ------   ------   ------   ------   -------   ------   ------   ------   ------     ------
Net investment
 income.................     .45      .42      .57      .36       .54      .60      .81*     .56      .54        .53

Net gains (or losses)
 on securities
 (both realized
 and unrealized)........    5.68     1.48     4.85     2.79     4.205    (6.20)    6.29    (3.00)    4.49       5.48
                          ------   ------   ------   ------   -------   ------   -------  ------   ------     ------
 Total from
  investment
  operations............    6.13     1.90     5.42     3.15     4.745    (5.60)    7.10    (2.44)    5.03       6.01
                          ------   ------   ------   ------   -------   ------   -------  ------   ------     ------
Less dividends and
 distributions:

Dividends from
 net investment
 income.................    (.37)    (.64)   (.345)    (.50)     (.63)    (.82)     (.54)  (.755)   (.585)     (.475)
                          ------   ------   ------   ------   -------   ------   -------  ------   ------     ------
Distributions from
 net realized gain
 on investments.........   (1.48)   (1.70)   (.805)    (.17)    (.015)    (.89)    (1.58) (2.945)  (2.785)    (1.395)
                          ------   ------   ------   ------   -------   ------   -------  ------   ------     ------
 Total dividends
  and
  distributions.........   (1.85)   (2.34)   (1.15)    (.67)    (.645)   (1.71)    (2.12)  (3.70)   (3.37)     (1.87)
                          ------   ------   ------   ------   -------   ------   -------  ------   ------     ------
Net asset value,
 end of year............  $35.75   $31.47   $31.91   $27.64   $ 25.16   $21.06     $28.37  $ 23.39   $29.53   $27.87
                          ======   ======   ======   ======   =======   ======    =======   ======   ======   ======
Total investment
  return based on
  net asset value
  per share.............   +21.1%   +6.4%   +20.2%   +12.9%    +23.2%   -20.6%     +32.9%    -6.1%   +21.2%   +26.9%

 Ratios/
  Supplemental data:

 Net assets
  end of year
  (thousands)........... $131,237 $118,755 $116,607 $101,679  $102,916  $90,049   $119,250 $92,608 $113,579 $110,151

Ratio of expenses
 to average
 net assets.............    1.18%    1.22%    1.23%    1.25%     1.30%   1.26%      1.19%    1.20%    1.16%    1.16%

Ratio of net
 investment
 income to
 average net
 assets.................    1.39%    1.29%    1.86%    1.28%     2.31%    2.38%     3.20%     2.29%    1.92%   2.44%

Portfolio
 turnover rate..........       8%      13%      10%      11%       11%      13%       15%       29%      25%     28%

----------
  * Includes $.27 per share of special dividends received in connection with corporate actions on certain portfolio companies.
  + Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the
    Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

                See accompanying notes to financial statements.

     S A L O M O N  B R O T H E R S  O P P O R T U N I T Y  F U N D  I N C

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 11, 1995

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